© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp Investor Meetings February 2025

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes and trends in capital markets; (27) fluctuation of Fifth Third’s stock price; (28) volatility in mortgage banking revenue; (29) litigation, investigations, and enforcement proceedings by governmental authorities; (30) breaches of contractual covenants, representations and warranties; (31) competition and changes in the financial services industry; (32) potential impacts of the adoption of real-time payment networks; (33) changing retail distribution strategies, customer preferences and behavior; (34) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (35) potential dilution from future acquisitions; (36) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (37) results of investments or acquired entities; (38) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (39) inaccuracies or other failures from the use of models; (40) effects of critical accounting policies and judgments or the use of inaccurate estimates; (41) weather-related events, other natural disasters, or health emergencies (including pandemics); (42) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (43) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (44) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 4Q24 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

Top performing regional bank with local scale and national reach

Assets
$213 billion
Ranked 10th in the U.S.[1]

Deposits
$167 billion
Ranked 9th in the U.S.[1]

U.S. branches
1,089
Ranked 8th in the U.S.[1]

Commercial Payments
Top 5 market share
across several TM product categories[6]



Toronto office
London office
★ Fifth Third Corporate Headquarters
Cincinnati, Ohio
Midwest footprint (branch count in white)
Southeast footprint (branch count in white)
Key Southeast MSAs of focus
Major FITB markets² with a top 5 deposit share

Leading position in the markets we compete in



2024 nominal GDP forecast ($ trillions)⁴
Global GDP rank
Including FITB footprint
Fifth Third Footprint³ 8.4 #3 deposit ranking⁵ #3
Southeast Footprint³ 4.7 #6 deposit ranking⁵ #4
Germany 4.6 #5
Midwest Footprint³ 3.7 #2 deposit ranking⁵ #8
United Kingdom 3.6 #9
France 3.1 #10
Italy 2.3 #11
Russia 2.1 #14
Spain 1.7 #18
Turkey 1.3 #20
Netherlands 1.2 #21
Switzerland 0.9 #23
Poland 0.9 #24
Belgium 0.7 #26

Assets, deposits, and branches as of 12/31/24; [1]Rankings as of 9/30/24 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2024 FDIC data); [3]Source: U.S. Bureau of Economic Analysis; [4]Data sourced from S&P Global Market Intelligence; [5]Deposits per branch capped at $250MM per June 2024 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [6]Source: 2023 Cash Management Services Survey administered by EY

© Fifth Third Bancorp | All Rights Reserved

3

© Fifth Third Bancorp | All Rights Reserved Commercial Banking Lending / Deposits / Capital Markets / Treasury Management & Payments $67B loans $65B deposits Consumer & Small Business Banking Wealth & Asset Management Business Offerings Loans / Deposits $4B loans $11B deposits $47B loans $88B deposits Select Awards & accolades A simple, diversified business portfolio NII contribution 1 Fee contribution 1 38% 59% 3% 48% 38% 14% 4Q24 avg. Lending / Deposits / Payments Wealth Management / Trust / Custody 1 As a percent of LTM 4Q24 segment revenue, which excludes Other Corporate 4

© Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 5 • Resilient balance sheet • Strong credit profile • Diverse fee mix with high total revenue contribution • Expense discipline • NII growth and NIM expansion • Southeast demographics • Midwest & renewables infrastructure investments • Tech-enabled product innovation #2 #3#1

Built to deliver dependable results
Full year 2024 results in line with January 2024 expectations

	January Guidance	Actuals *Adjusted basis where applicable*
Avg. loans & leases *(Including HFS)*	down ~2%	✓ down 2%
Total revenue[1] *(Includes securities g/l)*	down 1 - 2% *(Baseline of $8.826 billion)*	✓ down 2% *- down $180 million to $8.646 billion*
Net interest income[1]	down 2 - 4% *(Baseline of $5.852 billion)*	✓ down 3% *- down $194 million to $5.658 billion*
Noninterest income[1] *(Excl. non-core items & securities g/l)*	up 1 - 2% *(Baseline of $2.956 billion)*	✓ up 1% *- up $17 million to $2.973 billion*
Noninterest expense[1] *(Excl. non-core items)*	up ~1% *(Baseline of $4.937 billion)*	✓ flat *- flat at $4.937 billion*
PPNR[1] *(Includes securities g/l and all NQDC impacts)*	implied down 4 - 5% *(Baseline of $3.889 billion)*	✓ down 5% *- down $180 million to $3.709 billion*
Charge-offs	35 - 45 bps	✓ 45 bps
EPS	$3.27 *Implied based off guidance*	✓ $3.37

Promises made; promises kept

- **"NIM trough in 4Q23 and growth thereafter"**
  September 2023 Barclays Conference
- **"NII trough in 1Q24 and growth thereafter"**
  September 2023 Barclays Conference
- **"Fourth quarter 2024 positive operating leverage"**
  2Q24 earnings call
- **"We think through-the-cycle average NCOs are somewhere between 35 and 45 basis points"**
  3Q21 earnings call

[1]Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved 1.17% Peer 9 Peer 4 x Peer 10 Peer 8 Peer 6 Peer 3 Peer 2 Peer 1 Peer 7 Peer 11 Peer 5 54.7% Peer 9 x Peer 4 Peer 6 Peer 3 Peer 2 Peer 10 Peer 8 Peer 7 Peer 11 Peer 5 Peer 1 12.0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 X Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 13.5%x Peer 7 Peer 8 Peer 2 Peer 9 Peer 1 Peer 3 Peer 10 Peer 4 Peer 6 Peer 5 Peer 11 60.5% Peer 7 Peer 6 x Peer 5 Peer 8 Peer 9 Peer 2 Peer 11 Peer 10 Peer 1 Peer 4 Peer 3 1.29% Peer 8 Peer 4 Peer 1 Peer 2 Peer 3 Peer 5 Peer 9 Peer 6 Peer 10 x Peer 7 Peer 11 Driving to consistently generate top quartile results 7 Return on equity 1 2018 2024 2018 2018 Return on assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results 2 2024 2024 1 Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release; 2 See forward-looking statements on page 2 of this presentation regarding forward-looking non- GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release

© Fifth Third Bancorp | All Rights Reserved 5 Year 7 Year 10 Year 1 FITB 68% FITB 81% Peer 9 212% 2 Peer 9 68% Peer 9 77% FITB 191% 3 Peer 10 49% Peer 8 70% Peer 8 188% 4 Peer 8 46% Peer 3 53% Peer 11 149% 5 Peer 3 38% Peer 11 38% Peer 7 144% 6 Peer 11 36% Peer 4 36% Peer 3 130% 7 Peer 4 31% Peer 7 33% Peer 10 105% 8 Peer 7 24% Peer 10 31% Peer 4 98% 9 Peer 1 11% Peer 6 17% Peer 1 90% 10 Peer 5 8% Peer 5 17% Peer 5 81% 11 Peer 2 (0%) Peer 2 16% Peer 6 63% 12 Peer 6 (3%) Peer 1 (3%) Peer 2 50% Delivering long-term shareholder outperformance at peer median valuation 8 Total shareholder return Note: Trailing TSR as of 12/31/2024, except year to date which is as of 1/27/2025 12.1x Peer 12 Peer 8 Peer 10 Peer 3 Peer 11 Peer 1 Peer 4 x Peer 5 Peer 6 Peer 2 Peer 7 Peer 9 2025 P/E 10.6x Peer 12 Peer 8 Peer 10 Peer 3 Peer 1 x Peer 4 Peer 7 Peer 6 Peer 5 Peer 2 Peer 9 Peer 11 2026 P/E 2025 consensus EPS and price as of 1/24/25 2026 consensus EPS and price as of 1/24/25 Peer median 12.2x Peer median 10.5x

© Fifth Third Bancorp | All Rights Reserved $14.83 $17.64 $18.69 $19.61 $20.40 $21.18 $21.93 3.88% 3.88% 4.58% 4.7% 4.8% 4.9% 4.9% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 10 12 14 16 18 20 22 24 12/31/22 12/31/23 12/31/24 12/31/25 12/31/26 12/31/27 12/31/28 +19% +6% Forecast Balance sheet positioned to grow tangible book value per share 9 TBV/S Incl. AOCI AOCI accretion +5% +4% TBV/share will improve due to AOCI accretion alone 1,2 1 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release; 2 Analysis based on 12/31/2024 portfolio utilizing the implied forward curve as of 12/31/2024 +4% +4% Projected growth from AOCI burndown alone 10-year treasury yield Projected TBV/share growth includes no future earnings contribution Actuals

Broad and dynamic US economy with diverse outlooks

U.S. 10-year GDP Growth[1]


10-Year Growth Rate
−1.6%
0%
6.1%

Southeast: Fastest population growth benefiting from investments in manufacturing, especially automotive and aerospace.

Midwest: Traditional strength in manufacturing and agriculture. Central location makes it transportation and logistic hub.

Northeast: Financial center and home to numerous multinational corporations. Experiencing net migration outflow.

West Coast: Plays leading role in technology, entertainment and agriculture.

Southwest: Global energy hub. Growing presence in technology. Texas has favorable business climate and fast-growing population

	Local presence			National reach	
	Branches	Wealth Management	Middle Market	Consumer Lending	Corporate banking
Southeast	✓	✓	✓	✓	✓
Midwest	✓	✓	✓	✓	✓
Northeast				✓	✓
West Coast		✓	✓	✓	✓
Southwest			✓	✓	✓

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© Fifth Third Bancorp | All Rights Reserved

[1] Source: https://empoweringamericancities.com/dashboard/, GDP for the past 10 years from 2024

High growth footprint attracting large investments

Population of metropolitan areas[1]

Metropolitan area	Population	Projected population growth by 2030[1,3]
Rome	3,425	1%
Tampa	3,359	6%
Frankfurt	3,300	2%
Orlando	2,856	7%
Charlotte	2,822	7%
Brussels	2,750	2%
Amsterdam	2,525	2%
Cincinnati	2,280	3%
Stockholm	2,275	4%
Columbus	2,192	4%
Indianapolis	2,171	4%
Nashville	2,098	6%
Jacksonville	1,722	8%
Raleigh	1,529	7%
Oslo	1,260	5%
Grand Rapids	1,105	3%
Geneva[2]	1,053	2%

intel — **$28 billion** investment in two chip manufacturing facilities in Columbus, Ohio

ORACLE — **$1.2 billion** investment for office hub in Nashville, Tennessee

BMW — **$1.7 billion** investment to expand production in Spartanburg, SC

LG Chem — **$3.2 billion** investment in new EV battery plant in Tennessee

Pfizer — **$2.5 billion** investment to build medical research facility in North Carolina

BOEING — **$1.6 billion** investment to expand manufacturing operations in South Carolina

[1] Data sourced from S&P Global Market Intelligence for U.S. cities, https://citypopulation.de/en/world/agglomerations/ for European cities, data as of 2024; [2] Source: https://www.bfs.admin.ch/asset/de/su-f-01.02.04.07, data as of 2020, [3] Source: https://ec.europa.eu/eurostat/databrowser/view/PROJ_19RP3__custom_9959584/bookmark/table?lang=en&bookmarkId=c9d54019-d8c0-4480-84ed-98c1845bd852, European cities used as estimate for metro area population growth

© Fifth Third Bancorp | All Rights Reserved

11

© Fifth Third Bancorp | All Rights Reserved 1 Filtered for de novos and based on 2024 FDIC data. Not all de novos have been open for 5 years; 2 See forward-looking statements on page 2 of this presentation regarding forward-looking non- GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release 207 138 43 39 26 22 23 Trillionaire 1 X Peer 9 Peer 6 Trillionaire 2 Peer 8 Trillionaire 3 Southeast investments and execution lead to strong deposit growth and profitability Southeast de novo branch builds Average de novo deposits per branch by vintage 1 In Southeast states from 2018 – December 2024 12 $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg $ in millions Continued investment in Southeast through 2028 2017 2024 2028E 2 Total branches 1,154 1,089 ~1,250 Midwest branches 881 737 ~675 Southeast branches 273 352 ~575 % of branches in Southeast 24% 32% ~50% Southeast locational share 7 th 6 th 5 th ~$15B to $20B deposit opportunity over the next 7 years 2 from a combination of new de novos, southeast network density strengthening, and entire FITB network seasoning

© Fifth Third Bancorp | All Rights Reserved Midwest Footprint 1 Southeast Footprint 1 Deposit Share 10.9% 3.9% Locational Share 8.7% 5.4% Capped Deposit Growth (YoY) Fifth Third 2.2% 15.7% Market Avg. 1.2% 0.2% Avg Deposits per Branch Fifth Third $122MM $82MM Market Avg. $96MM $114MM 3-year GDP growth (%) 3.4% 9.8% Population growth since 2010 (%) 3.2% 22.7% Deposit share rank in MSAs where Fifth Third operates 1 As of June 30, 2024; deposits capped at $250MM Maintaining market share across Midwest branch network while increasing share in high-growth Southeast markets 9 th 12 th 5 th 13 th 14 th 3 rd 2 nd 1 st 5 th 2 nd 3 rd 13 Southeast has favorable population trends Expected population growth (2025 – 2030) 2 Midwest#2 Southeast#6 10.9% deposit share 3.9% deposit share 1 Source: 2024 FDIC Summary of Deposits; 2 Data sourced from S&P Global Market Intelligence Midwest U.S Southeast ~2x ~6x ~5% Deposit share rankings

© Fifth Third Bancorp | All Rights Reserved National capped deposits 1 excluding NY and CA $ in billions Scale in retail deposits leads to higher returns 14 Consumer deposit concentration leads to higher returns 1 Source: 2024 FDIC Summary of Deposits; 2 Data sourced from S&P Global Market Intelligence; 3 See forward-looking statements on page 2 of this presentation regarding forward- looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release $117 Trillionaire 3 Trillionaire 1 Trillionaire 2 Peer 8 Peer 6 Peer 2 x Peer 9 Peer 3 Peer 11 Peer 4 Peer 12 Peer 5 Peer 10 Peer 7 Peer 1 Largest bank in US asset size is 20x larger, but deposits on a capped basis is only ~4x larger reflecting the concentration of large commercial deposits. ~4x x Peer 8 Peer 4 Peer 9 Peer 6 Peer 5 Peer 3 Peer 1 Peer 11 Peer 10 Peer 2 20% 25% 30% 35% 40% 45% 50% 4% 6% 8% 10% 12% 14% 16% 3 Q 2 4 C o n s u m e r d e p o s i t s a s a % o f t o t a l d e p o i t s 2 3Q24 LTM adjusted ROE 3 Median is the intersect

Dividend and Provide originating loans on tech-enabled platform

Dividend Finance: Leading fintech for consumer renewable energy

Period-end loan balances



$4.5B
$4.8B
12/31/2023
12/31/2024

Dividend Finance overview

- #2 market share - US residential solar lending
- Contractor relationships; ~126 regional solar installer network
- Understand solar lending complexities; pioneered leading financing process in 2013, and have a decade of expertise navigating nuances of contractor diligence, compliance requirements, and project timelines
- Superior technology capabilities; differentiated speed to underwriting decision, contractor toolkit, and visualization of customer value proposition
- Superior credit risk profile; ~$150K average HH income (775+ FICO on originations)[1]



DIVIDEND

Provide: Leading fintech in the practice finance industry

- ✓ Best-in-class practice marketplace referral platform
- ✓ Added new conventional and SBA financing options
- ✓ $3.3 billion of high credit quality loans
- ✓ ~90% of new relationships have deposits, TM, or both
- ✓ Business and personal banking product penetration exceeding expectations



FASTCOMPANY
Most Innovative Companies 2023

Provide named One of the World's Most Innovative Companies by Fast Company

#2 practice finance national market share

Total loans



32% CAGR
12/31/2022
12/31/2023
12/31/2024

Total deposits



52% CAGR
12/31/2022
12/31/2023
12/31/2024

© Fifth Third Bancorp | All Rights Reserved

[1] *Based on 2024 originations*

15

Middle Market growing and expanding its reach

Salesforce additions drive growth

Middle market salesforce


302
7%
CAGR
244
2021
2024

Middle market loans

December weighted average loans


$20,535
4%
CAGR
$18,127
2021
2024

Relative asset size does not reflect middle market scale

Total assets

As of 4Q24


~20x
Trillionaire

Total middle market lending

As of 4Q24


~3.5x
Trillionaire

2024 new expansion markets

- Birmingham, Alabama
- Central Valley (California)
- Savannah, Georgia
- Kansas City, Missouri

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© Fifth Third Bancorp | All Rights Reserved

Commercial Payments with significant scale and leading technology

Noninterest income contribution

2024 adjusted noninterest income[1] of $3.0B


Wealth & asset management
22%
Other noninterest income
5%
Mortgage banking revenue
7%
Commercial banking revenue
13%
Capital Markets
14%
Consumer banking revenue
19%
Commercial payments
20%
2024 commercial payments fees
$608M

Commercial payments fees and NII contribution from operating deposits represents over $2B in annualized revenue today

Well established commercial payments organization with significant scale

Traditional treasury mgmt.
- Liquidity manager
- Escrow manager
- Commercial card
- Lockbox & check

Managed Services
- A/R automation
- A/P automation
- Cash logistics
- Healthcare (Big Data HC)

Newline *Embedded payments*
- Platform
- Interaction channels
- Financial products
- Risk solutions

Top 5 market share in several product categories[2]

- **#2** of 37 in Coin and currency revenue
- **#2** of 32 in Retail lockbox remittances
- **#3** of 42 in Total ACH originations
- **#3** of 39 in Wholesale lockbox remittances
- **#4** of 37 in Total check clearing
- **#5** of 35 in Account reconciliations

Payments processed

$ in trillions


7%
long-term CAGR
$5
$10
$15
$17
2007
2019
2023
2024

Highlights

~1,300 *People in the commercial payments organization*

~14K *Commercial payments related clients*

~40% *Of new commercial payments relationships are payments-led with no credit extended*

ACH credit send / commercial deposits[3]


0.41%
Peer 8
0.19%
Peer 2
0.15%
Peer 5
0.13%
Peer 1
0.11%
Peer 7
0.10%
Peer 11
0.10%
Peer 9
0.10%
Peer 10
0.08%
Peer 3
0.08%
Peer 4
0.06%
Peer 6
0.06%
Peer 12
0.05%

17

© Fifth Third Bancorp | All Rights Reserved

[1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release; [2]Source: 2023 Cash Management Services Survey administered by EY; [3]2023 ACH data from NACHA; deposit balances as of 4Q23

Significant opportunity within B2B payments

Significant growth off a sizable base

$29.2 *trillion* — B2B payment market in the United States

~12% — Expected annual growth through 2030[1]

Interest level in automating the cash conversion cycle[2]



8%
35%
25%
32%
Currently automating
Very interested
Interested
Not interested / NA

Significant opportunity to automate back-office processes related to cash conversion cycle

~50%	33%	68%	80%
of invoices received still require manual intervention[3]	*Of all B2B payments still being done via check[6]*	*Deal with late payments impacting cashflows[8]*	*Experience fraud attacks/attempts[7]*

Automating workflows and digitizing the cash conversion cycle generates significant value

	Baseline	Best-in-class	Improvement
Invoice processing cost	**$9.87** *Average cost per invoice received and processed[3]*	**$2.81** *Cost per invoice received and processed[3]*	**+72%**
Paper vs. electronic payment	**+$4.00** *Average cost of issuing a paper check[4]*	**$0.50** *Average cost to issue an electronic payment[4]*	**+88%**
Cost of collecting late payments	**+$5.00** *Cost per $1,000 in revenue to collect a payment greater than 30 days past due[5]*	**$1.00** *Cost per $1,000 in revenue to collection a payment less than 30 days past due[5]*	**+80%**

[1]Fortune Business Insight: B2B Market]; See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q24 earnings release [2]Datos: Best Practices in Receivables management 2023; [3]Ardent partners: Accounts payable Metrics that Matter 2024; [4]NACHA: "ACH costs are a Fraction of Check Costs for Business"; [5]High Radius: "What is the cost of collecting"; [6]AFP 2022 Digital Payments Survey Report; [7]AFP 2024 Payment Fraud and Control Report ; [8]PYMTS.com "Accounts Receivable Automaton Smooths O2C Continuum"

© Fifth Third Bancorp | All Rights Reserved

18

Embedded financial solutions driven by Newline

Newline offers the risk management of a large bank combined with the quality, sophistication, and product velocity of a software company

- Newline is vertically integrated API platform that enables enterprises to launch payment, card, and deposit solutions directly with Fifth Third Bank.

Newline highlights

- 150+ clients
- Top 3 Merchant Acquiring Bank
- Top 5 Card issuing sponsor bank
- Top 10 ACH Originator
- 29% YoY deposit growth
- ~$3BN in deposits



Client
Payment & Deposit Solutions

Embedded payment and deposit solutions

Payment solutions and money movement

- *Full suite of batch and API payment offerings including wire, ACH, RTP, and FedNow (coming soon)*

Bank Accounts

- *Funds storage*

Card programs and sponsorship

- *Issue consumer/commercial cards through utilization of BIN sponsorship*

Client list includes a broad range of category leaders

Select clients

toast, stripe, Corpay, blackbaud, ADP, nuvei, AngelList, Trustly, Brex, onbe, payroc, worldpay

Payments powered by Newline

Blackbaud's software platform
Payment services

Blackbaud's End Customers
Non-profits and companies

Newline powers Blackbaud, a leading software platform for nonprofits, education, and CSRs

19

© Fifth Third Bancorp | All Rights Reserved

Managed Services improving our customers' processes

Cash logistic solutions

Optimizing cash handling through managed cash automation with a single-source for end-to-end service and support

Pre-Cash logistic solutions deployment

- ~4 hours per store per day were dedicated to cash management
- Concerns with safety and security of staff related to making deposits at branches
- Manual cash handling slowed down deposit and reconciliation posting processes

Post-Cash logistic solutions deployment

- **~50%** of daily hours spent towards cash management eliminated
- Reduced reconciliation resources and better utilization of store personnel
- Improved the automation of AP data flow resulting in FTE redeployment

Big Data Healthcare

Optimizing healthcare payments by automating the reconciliation of claims, remittances, and deposits

EXACT SCIENCES

Pre-Big Data Healthcare

- Manually reconciling cash posting via spreadsheets
- High-value accounting and operations staff was dedicated to cash posting reconciliation.
- The migration to a new Electronic Medical Record (EMR) system increased workflow complexity

Post-Big Data Healthcare

- **+95%** auto-posting rate
- Reallocated resources in accounting and operations
- Successfully automated the complex payment workflows created by the EMR migration.

Managed payables

Robust portfolio of managed payables automation solutions that maximize client value

Goodwill of North Georgia

Pre-Managed payables (Expert AP)

- Manual AP workflows executed through email or paper-based processes.
- AP staffed with four full-time employees
- Limited visibility into the status of invoices and pending payments.

Post-Managed payables (Expert AP)

- **+90%** of invoices captured and processed through the Expert AP automated workflow tool
- Reallocated two full-time employees while existing AP group was able to take on expanded responsibilities
- Payment execution was outsourced increasing the adoption of electronic payments

20

© Fifth Third Bancorp | All Rights Reserved

Expect strong Commercial Payments fee growth



>2x
growth
~$1B
Expected
5-year CAGR
Embedded
payments/ Newline
20+%
~9%
16%
CAGR
Managed
Services
~4%
Traditional
treasury
management
4%
CAGR
2017
2024[2]
Future state

Expect commercial payments to be a $1 billion fee business in ~5 years[1]

© Fifth Third Bancorp | All Rights Reserved

[1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release; [2]Commercial Payments gross of earnings credits

21

Wealth & Asset Management has scale and continues to expand

Noninterest income contribution

2024 adjusted noninterest income[1] of $3.0B



13%
7%
5%
14%
2024 wealth & asset management revenue
$647M
22%
19%
20%
Wealth & asset management

Wealth & Asset Management business has delivered consistent growth over the past 5+ years

Key priorities

- Focus the business on core private bank offerings and One Bank solutions

Business Transition Advisory Team

- Dedicated to preparing business owners financially and personal for business transition
- Launched in 2021; >$2BN in gross proceeds since inception

Fifth Third Wealth Advisors

- Independent RIA Launched in 2022; ~$2.4BN in AUM by YE24

Wealth & Asset Management business has sizable scale relative to peers

$ in BNs; As of 9/30/24



AUC2
$6
$28
$51
$55
$113
$128
$148
$179
$190
$221
$419
$584
$4,813
Peer 11
Peer 12
Peer 7
Peer 10
Peer 5
Peer 9
Peer 1
Peer 6
Peer 3
Peer 4
Peer 8
Peer 2



AUM2
~$69B of AUM including our RIAs
$3
$8
$18
$19
$21
$26
$37
$50
$52
$52
$82
$131
$178
Peer 11
Peer 7
Peer 12
Peer 10
Peer 1
Peer 3
Peer 4
Peer 5
Peer 9
Peer 6
Peer 2
Peer 8

Award winning Private Bank



AMERICAN BANKER.
THE MOST POWERFUL WOMEN IN BANKING TEAMS

Fifth Third Wealth & Asset Management Team



BEST PRIVATE BANK AWARD 2023
GLOBAL FINANCE

4th consecutive year



Wealth advisor headcount
89
134
+51%
2022
2024

22

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release; [2]Source: Regulatory filings – Call Report; As of 9/30/24

© Fifth Third Bancorp | All Rights Reserved 14% 13% 7%5% 22% 20% 19% Peer 5 Peer 1 Peer 3 Peer 11 Peer 8 Peer 6 Peer 2 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% (70%) (60%) (50%) (40%) (30%) (20%) (10%) 0% 10% 20% Capital Markets achieving robust growth 23 Growing fees across the Capital Markets business 1 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release; 2 Trading revenue less equity securities and index revenue per regulatory filings 2019 2024 $424 $307 7% CAGR 2% CAGR 9% CAGR 6% CAGR 5% CAGR Financial risk management including hedging business Strategic advisory & investment banking (incl. M&A) Institutional sales & trading Debt capital markets C a p it a l m a r k e t s h e d g in g r e v e n u e 2 a s a % o f a d j u s t e d r e v e n u e 3 Q 2 4 L T M Change in capital markets hedging revenue 2 3Q24 LTM vs. 3Q23 LTM Capital markets hedging business has significant scale with strong organic growth Median is the intersect 2024 capital markets revenue $424M Capital markets Noninterest income contribution 2024 adjusted noninterest income 1 of $3.0B

Investing in modern banking platform to improve the customer experience

Digital transformation timeline[1]

Completed
- Data center and network modernization to drive operational resiliency and performance
- Enhanced mobile app rollout, customer recommendation, and chatbot
- GL conversion (Workday)

2025 & beyond
- In pilot: CDs conversions (FIS)
- ATM & TM billing conversion (FIS)
- Checking & savings conversions (FIS)
- Commercial loan system conversion (AFS)
- Wealth & Asset Management conversion (FIS)

- Focused differentiation on **enhancing customer experience** and **streamlining workflows** to get work done more efficiently

Investing in technology to better serve our customers

Technology spend composition


Current
~50%
Run the Bank
~35%
Advance the bank
~15%
Protect the bank
Future state[1]
~35%
Run the Bank
~15%
Protect the bank
~50%
Advance the bank

- Spending mix to further shift towards **accelerating digital transformation** and **improving the customer experience** while remaining focused on **supporting security and compliance efforts**

24

© Fifth Third Bancorp | All Rights Reserved

[1] *See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q24 earnings release*

Customer-centric, technology-enabled product innovation and development

Technology enabled relationship management

- **75+ AI/ML models** power the **customer recommendation engine**, informing direct marketing campaigns and other deposit initiatives, and presented through our proprietary MyDay banker portal and digital channels
- **Specific marketing support** to help drive new customer acquisition – **Every Door Direct Mail campaign**
- **Early recruiting / hiring** to ensure staff are ready to begin sales efforts 1 to 3 months prior to branch opening

Digital Banking Stats

Digital adoption
% of checking households



75.4%
+2%
4Q23
4Q24

Zelle Transactions
Send and receive volume



$2.7B
+30%
4Q23
4Q24

Digital experience
Apple app store rating



4.5
4.8
Peer Average
4Q24

Fifth Third Momentum Banking: Combining the best of fintech and traditional banks

Unique value proposition

- ✓ Noninterest bearing checking product, given the other valuable services provided
- ✓ Ongoing product enhancements
- ✓ Granular, sticky deposit growth
- ✓ Higher primacy and higher retention than previous new-to-bank customers

THE DIGITAL BANKER Digital CX Awards 2022 — OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA — WINNER FIFTH THIRD BANK

~1.5 million Momentum HHs (~60% of total consumer)

Artificial Intelligence improving the customer experience

Select examples

AI driven chatbot Jeanie

43% Conversations contained in Jeanie

~150 Intents

Call center value stream

~20% reduction in Call volume

© Fifth Third Bancorp | All Rights Reserved

25

© Fifth Third Bancorp | All Rights Reserved 1 Excludes 2020, 2021, and 2022 metrics; 2 Loan balances exclude nonaccrual loans HFS Well-managed credit over time Net charge-off ratio Non-performing assets ratio 2 Commercial net charge-off ratio Consumer net charge-off ratio 4Q24 0.32% 4Q24 0.46% 4Q24 0.71% 4Q24 0.68% 10 year average excluding COVID 1 10 year average excluding COVID 1 10 year average excluding COVID 1 10 year average excluding COVID 1 26

© Fifth Third Bancorp | All Rights Reserved 1.34% 0.93% 0.88% 0.61% 0.37% 0.33% 0.23% 0.14% 0.09% 0.08% 0.00% Peer 6 Peer 11 Peer 8 Peer 3 Peer 2 Peer 10 Peer 5 Peer 9 Peer 1 Peer 7 276% 237% 178% 169% 147% 133% 95% 88% 84% 79% 78% 77% 76% 73% Peer 7 Peer 10 Peer 1 Peer 4 Peer 12 Peer 11 Peer 3 Peer 9 Peer 5 Peer 6 Peer 8 Peer 2 41% 37% 36% 29% 26% 22% 16% 16% 15% 15% 15% 14% 14% 13% Peer 7 Peer 10 Peer 1 Peer 4 Peer 12 Peer 11 Peer 6 Peer 5 Peer 9 Peer 3 Peer 8 Peer 2 CRE portfolio is well-positioned 27 Comparing CRE portfolios relative to peers CRE loans 1 / total loans Among the lowest CRE concentration relative to peers with strong credit quality CRE loans 1 / total capital FITB 3Q24 FITB 4Q24 FITB 3Q24 FITB 4Q24 CRE net charge-off ratio 2 As of 9/30/24 unless otherwise noted As of 9/30/24 unless otherwise noted 4Q24 LTM 1 Source: FR Y-9C; CRE includes the following captions within schedule HC-C: 1a - construction, land development & other land loans, 1d - secured by multifamily (5 or more) residential properties, 1e - secured by nonfarm nonresidential properties; 2 Source: company filings; FCNCA and MTB excluded due to limited data

Growing capital and maintaining strong liquidity position

Capital position

Common equity tier 1 ratio[1]



10.29%
~130 bps
(~10 bps)
(~38 bps)
(~60 bps)
~0 bps
10.51%
4Q23
Net income to common
RWA
Share repurchases
Common dividends
Other
4Q24

Liquidity position

$ in billions

Liquidity Sources	12/31/23	12/31/24
Fed Reserves	~$22	~$17
Unpledged Investment Securities	~$26	~$25
Available FHLB Borrowing Capacity	~$12	~$9
Current Fed Discount Window Availability	~$39	~$58
Available BTFP Capacity	~$9	-
Total	**~$108**	**~$109**

- Maintained full Category 1 LCR compliance during the quarter, ending at 125%
- Loan-to-core deposit ratio of 73%
- For several years, we have performed:
  - Daily LCR calculations
  - Monthly liquidity stress tests, including two FITB-specific scenarios over and above regulatory requirements
  - Monthly 2052a complex liquidity monitoring reporting

[1] *Current period regulatory capital ratios are estimated.*

© Fifth Third Bancorp | All Rights Reserved

28

© Fifth Third Bancorp | All Rights Reserved ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 29

© Fifth Third Bancorp | All Rights Reserved Appendix 30

Balance sheet positioning

Commercial loans[1,2]

$24.7BN fixed | $48.6BN variable [1,2]

- 1M based: 42% [4,7]
- 3M based: 7% [4,7]
- Prime & O/N based: 16% [4,7]
- Other based: 1% [4,6,7]
- Weighted avg. life: 1.7 years [1]



71%
17%
8%
4%

C&I	34% Fix | 66% Variable
Coml. mortgage	26% Fix | 74% Variable
Coml. construction	9% Fix | 91% Variable
Coml. lease	100% Fix | 0% Variable

Consumer loans[1]

$40.1BN fixed | $6.4BN variable [1]

- 1M based: 1% [5,7]
- Prime: 12% [5]
- Other based: 1% [5,7,8]
- Weighted avg. life: 4 years[1]



35%
38%
9%
14%
4%

Auto/Indirect	100% Fix | 0% Variable
Resi mtg.& construction	97% Fix | 3% Variable
Home equity	12% Fix | 88% Variable
Other	85% Fix | 15% Variable
Credit card	37% Fix | 63% Variable

Investment portfolio

- 55% allocation to bullet/ locked-out cash flow securities
- AFS & HTM spot yield: 3.22%
- AFS net unrealized pre-tax loss: $4.6BN



30%
53%
17%

Level 1	74% Fix | 26% Variable
Level 2A	100% Fix | 0% Variable
Non-HQLA/ Other	87% Fix | 13% Variable

Includes $4.5BN non-agency CMBS (All super-senior, AAA-rated securities; 59.6% WA LTV, ~39% WA credit enhancement)

Long-term debt [3]

$9.4BN fixed | $5.0BN variable [3]

- SOFR based: 35%
- Weighted avg. life: 4.2 years



69%
12%
6%
13%

Senior debt	58% Fix | 42% Variable
Sub debt	58% Fix | 42% Variable
Auto securiz. proceeds	92% Fix | 8% Variable
Other	97% Fix | 3% Variable

The information above incorporates the impact of $11BN in C&I receive-fixed swaps, ~$1BN in CRE receive-fixed swaps[2], and ~$5BN fair value hedges associated with long-term debt (receive-fixed swaps)

Note: Data as of 12/31/2024; [1]Excludes HFS Loans & Leases; [2]Fifth Third had $12B of commercial variable loans classified as fixed given the impacts of $11BN in C&I receive-fix swaps and $1BN in CRE receive-fixed swaps (effective 1/3/25); Excludes $3BN in CRE forward starting receive-fixed swaps (effective 2/3/25); [3]Fifth Third had $4.96BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; [4]As a percent of total commercial; [5]As a percent of total consumer; [6]Includes 12M term, 6M term, and Fed Funds based loans; [7]Term points include SOFR, BSBY, AMERIBOR, Treasuries & FX curves; [8]Includes overnight term, 3M term, 6M term, 12M term and Fed Funds.

© Fifth Third Bancorp | All Rights Reserved

31

Investment portfolio composition

Securities portfolio

AFS and HTM portfolio; amortized cost basis; as of 12/31/24


HTM
20%
Securities portfolio
$55BN
~28% of interest earning assets
AFS
80%

	Securities mix					
	Agency CMBS	Agency RMBS	Non-agency CMBS	Treasuries	Other	Effective duration
HTM	36%	43%	—	21%	—	5.5
AFS	54%	15%	10%	10%	11%	3.8
Total	**51%**	**21%**	**8%**	**12%**	**9%**	**4.1**

Totals shown above may not foot due to rounding

Investment portfolio characteristics

Amortized cost basis; as of 12/31/24

Held-to-maturity portfolio

- $11.3BN portfolio
- Reclassification during 1Q24 aimed to de-risk potential AOCI volatility to capital under proposed capital rules
- Securities selected for HTM meet Reg YY eligibility and inclusion requirements

Available-for-sale portfolio

- $43.9BN portfolio
- $4.5BN Non-agency CMBS portfolio
  - All positions are super-senior AAA rated with WA credit enhancement of 39%
  - Securities are 20% risk-weighted and are pledgeable to the FHLB
  - Underlying loans in our structures have a WA LTV of ~60%
  - Credit risk team analyzes transactions at the underlying property-level, similar to what we do for all our CRE loan commitments
    - Leverage analytical tools with over 40+ years of historical data to stress the securities at an individual property level on a recurring basis, including significant market distress in real estate valuations

32

© Fifth Third Bancorp | All Rights Reserved

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 10-year treasury yield Projected AOCI accretion Securities portfolio AOCI accretion 33 $ in billions; 12/31/24 AFS and HTM portfolio unrealized loss, after-tax; ~55% capital accretion ~18% capital accretion Historical AOCI accretion ~31% capital accretion since 3Q23 AOCI accretion 1 assuming implied forward curve 2 4.6% 4.2%3.9% 4.4% 3.8% 4.6% 1 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release; 2 Analysis based on 12/31/2024 portfolio utilizing the implied forward curve as of 12/31/2024.Totals shown above may not foot due to rounding

© Fifth Third Bancorp | All Rights Reserved Structure of securities portfolio drives continued AOCI accretion 34 • Unrealized losses on Available-for- Sale securities declined significantly from 3Q23 • Investment portfolio structure of bullet and locked-out securities provides certainty of cash flows, which reduces the loss position as these securities pull-to-par • Nearly a 30% reduction over 15 months despite similar 10-year US treasury yields FITB accumulated other comprehensive loss compared to the 10-Year Treasury yield $ millions on an end of period basis, net of tax; 10-year treasury yield close price 1 $4,173 (29%) 2 1 Balances as of 12/31/2024 include the unamortized position of the $994MM impact due to the transfer of $12.6BN of securities from AFS to HTM on January 3, 2024; 2 Assumes a 24% tax rate .

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 0.13% 0.40% 0.32% 30-89 Delinquencies 0.11% 0.07% 0.07% 90+ Delinquencies 0.01% 0.02% 0.01% Nonperforming Loans 2 0.45% 0.47% 0.62% 35 Portfolio loans and leases $ in billions Period-end QoQ change Average QoQ change Key statistics Total commercial portfolio overview 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis.; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. (2.8%) (1.9%) (0.8%) (0.6%) 0.3% (3.2%) (1.1%) (0.2%) (0.9%) 3.0% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 0.20% 0.55% 0.42% 30-89 Delinquencies 0.09% 0.06% 0.05% 90+ Delinquencies 0.02% 0.02% 0.01% Nonperforming Loans 2 0.57% 0.50% 0.72% 36 Portfolio loans $ in billions Period-end QoQ change Average QoQ change Key statistics Revolving Line Utilization Trend 3 Commercial & industrial overview 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 Total commercial portfolio line utilization. (4.2%) (2.7%) (1.6%) (1.4%) (0.1%) (4.5%) (2.0%) (0.7%) (1.8%) 2.7% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 (0.07%) 0.00% 0.00% 30-89 Delinquencies 0.09% 0.04% 0.05% 90+ Delinquencies 0.00% 0.02% 0.00% Nonperforming Loans 2 0.12% 0.46% 0.45% Commercial real estate overview CRE Mortgage Balance by occupancy CRE Construction Balance by property type Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. $ in billions 1.2% 1.4% 0.6% 0.6% 2.8% 1.9% — 1.2% 1.2% 0.1% Multifamily Other Retail Office Hospitality Industrial Home Builder Non-Owner Occupied Owner Occupied Multifamily 20% Hospitality 18% Retail 18% Office 14% Medical Office 10% Industrial 9% Non-owner occupied property type mix 37 Other 11%

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 0.64% 0.62% 0.68% 30-89 Delinquencies 0.63% 0.52% 0.54% 90+ Delinquencies 0.06% 0.06% 0.06% Nonperforming Loans 2 0.73% 0.77% 0.79% Weighted average FICO at origination 3 765 767 767 Weighted average LTV at origination 78% 79% 79% Total consumer portfolio overview 38 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired mortgage & home equity loans, and ~$80 million of credit loans on book primarily ~15+ years. (1.4%) (0.2%) 0.3% 0.8% 1.9% (1.1%) 0.2% 0.5% 1.7% 2.1% 750+720-749<660 660-719 2% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 (0.01%) (0.02%) (0.01%) 30-89 Delinquencies 0.18% 0.16% 0.19% 90+ Delinquencies 0.04% 0.05% 0.03% Nonperforming Loans 2 0.73% 0.76% 0.78% Weighted average FICO at origination 3 764 764 764 Weighted average LTV at origination 72% 73% 74% Residential Mortgage overview 39 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired mortgage loans. (1.6%) (0.9%) 0.2% 0.2% 1.7% (1.5%) (0.2%) 0.3% 0.7% 2.2% 750+720-749<660 660-719 3% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 0.05% (0.02%) (0.01%) 30-89 Delinquencies 0.72% 0.56% 0.60% Nonperforming Loans 2 1.46% 1.64% 1.67% Weighted average FICO at origination 3 767 768 769 Weighted average LTV at origination 67% 66% 66% Home equity overview 40 Portfolio FICO score at origination 3 $ in billions Portfolio balances Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired home equity loans. 0.2% 0.7% (0.1%) 2.3% 2.7% 0.5% (0.8%) 2.2% 2.6% 2.8% 750+720-749<660 660-719 1% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 0.64% 0.54% 0.66% 30-89 Delinquencies 1.00% 0.77% 0.80% Nonperforming Loans 2 0.24% 0.31% 0.34% Indirect secured consumer overview 41 Portfolio FICO score at origination Includes primarily RV & Marine $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 1% (4.2%) 0.3% 1.3% 2.0% 2.7% (3.0%) 2.3% 0.9% 3.2% 2.3% 750+720-749<660 660-719 Period-endAverage Weighted average FICO at origination 768 771 772 Weighted average LTV at origination 88% 88% 88%

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 3.90% 3.74% 4.00% 30-89 Delinquencies 1.13% 1.17% 1.04% 90+ Delinquencies 1.13% 1.06% 1.15% Nonperforming Loans 2 1.82% 1.82% 1.85% Credit card overview 42 Portfolio FICO score at origination 3 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years. 1.2% (3.1%) (2.5%) (1.2%) (2.3%) 2.6% (6.9%) (0.2%) (1.7%) 1.8% Weighted average FICO at origination 3 743 743 744 5% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 4Q23 3Q24 4Q24 NCO ratio 1 1.09% 1.44% 1.64% 30-89 Delinquencies 0.48% 0.42% 0.48% Nonperforming Loans 2 1.61% 1.57% 1.52% Weighted average FICO at origination 771 772 772 Solar energy installation overview 43 Portfolio FICO score at origination $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 11.9% 4.5% 3.2% 1.9% 3.7% 10.2% 3.8% 2.1% 3.2% 3.0% 750+720-749660-719 Period-endAverage